Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of VoIP-Pal.Com Inc. (the “Company”), do hereby certify, to the best of their knowledge and belief that:

(1)	The Annual Report on Form 10-K for the year ended September 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 16, 2020	By:	/s/ Emil Malak
	Name:	Emil Malak
	Title:	Chief Executive Officer

Date: December 16, 2020	By:	/s/ Barry Lee
	Name:	Barry Lee
	Title:	Chief Financial Officer